Exhibit 10.20

NEITHER THIS NOTE NOR THE SECURITIES THAT MAY BE ISSUED BY THE BORROWER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

15% CONVERTIBLE NOTE

MATURITY DATE OF
MARCH 23, 2015

$44,679,43 SEPTEMBER 23, 2014 “THE “ISSUANCE DATE”

FOR VALUE RECEIVED, Las Vegas Railway Express, Inc., a Delaware Corporation (the "Company") doing business in Las Vegas, NV hereby promises  to pay  to the order of JSJ Investments  Inc., an accredited investor  and Texas Corporation, or  its assigns  (the  "Holder")  the  principal  amount  of  Forty-Four  Thousand Six Hundred  &  Seventy-Nine
dollars and  Forty Three  cents  ($44.679.43), on demand  of  the  Holder  at  any  time on or after  March  23 . 2015 (the "Maturity  Date"), and to pay interest  on  the  unpaid principal balance hereof at  the  rate of Fifteen Percent  (15%)  per annum (the “Interest  Rate") from   the  date  hereof  (the “Issuance  Date")  until the  same  becomes   due  and
payable  Whether at maturity or   upon acceleration or by prepayment or otherwise: provided.  that  any amount of principal or  interest on this Note which is not paid when  due  shall  bear  interest  at  such  rate  on  the  unpaid principal balance  hereof   plus  Default interest  from  the  due  date thereof  until the same is paid in full.   Interest shall
commence accruing on the issuance Date. shall be computed on the  basis of  a  365-day  year  and  the  actual number  of  days  elapsed  and shall accrue  daily  and. after  the  Maturity  Date, compound quarterly.

1.	Payments of Principal and Interest.

a.
Payment of Principal.   Upon the Maturity Date, this  note has a cash redemption  premium  of  150% of  the principal amount  only  upon approval  and acceptance  by JSJ  Investments  Inc. This  provision only  may  be exercised  if  the  consent  of  the  Holder  1s  obtained.  The principal  balance  of  this  Note shall be paid to  the Holder hereof on demand

b.
Default Interest. Any  amount  of  principal  on  this Note which  is  not paid when  due shall bear Fifteen Percent  (15%) interest  per annum  from the date  thereof  until the same is paid ("Default Interest ") and the Holder, at the Holder’s sole discretion, may include any accrued but unpaid default interest in the Conversion Amount.

c.
General Payment Provisions.  This  Note shall be made in lawful money of  the  United States of America  by check  to such account  as the Holder  may from  time  to time designate by written Notice to the Company  in accordance  with  the  provisions  of  this  Note.   Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full. the extension of  the due date thereof  shall  not be taken into account  for  purposes  of  determining  the amount of  interest  due  on such  date.  For purposes of this Note. "Business Day" shall mean any day other than a Saturday. Sunday  or  a day on which commercial banks  in the State of Texas are authorized or required by law or executive order to remain closed.

2. Conversion of Note. At any time prior to the Maturity Date, or after the Maturity Date, the Conversion Amount of this Note shall be convertible into shares of the Company’s common stock, share (the “Common Stock”), on the terms and conditions set forth in this Paragraph 2.

a. Certain Defined Terms. For purposes of this Note. the following terms shall have the following meanings:

i.
"Conversion Amount" means the sum of (A) the principal amount of this Note to be converted with respect to which this determination is being made, (B) Interest; and (C) Default interest, if any, on unpaid interest and principal, if so included at the Holder’s sole discretion.

ii.
"Conversion Price" means the lower of: (i) a 45% discount to the average of the three lowest daily trading prices for the previous twenty (20) trading days to the date of Conversion: or (ii) a 45% discount to the average of the three lowest daily trading prices for the previous twenty (20) trading days before the date that this note was executed.

iii.	"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

iv.	"Shares" means the Shares of the Company into which any balance on this Note may be converted upon submission of a Conversion Notice.

b.
Holder's Conversion Rights.  At any time or times on or after the Issuance Date. the  Holder shall be entitled to  convert  all  of  the  outstanding  and  unpaid principal  amount  of  this  Note  into  fully paid  and  non-assessable shares of Common Stock in accordance with the stated Conversion Price.

c.
Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion: if such issuance would result in the issuance of a fraction of a share of Common Stock, the Company  shall round such fraction of a share of Common Stock up to the nearest whole share

d.
Conversion Amount.  The  Conversion  Amount  shall  be converted  pursuant  to Rule 144(b)(1)(ii) and Rule 144(d)(l)(ii) as promulgated by  the  Securities  and  Exchange  Commission under  the Securities  Act  of  1933, as amended, into free trading shares at the Conversion Price.

e.	Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

i.
Holder's Conversion Requirements. To  convert  this  Note  into shares  of  Common  Stock  on  any date set  forth in the Conversion Notice by the Holder  (the “Conversion Date”) the  Holder  hereof shall  transmit  by email, facsimile or  otherwise  deliver, for  receipt on or prior to 11:59 p.m., Eastern Time on such date or on the next business day, a copy of a fully executed Notice of conversion in the form attached hereto as Exhibit I (the "Conversion Date") to the Company.

ii.
Company's Response.  Upon  receipt  by  the  Company  of  a  copy  of  a  Conversion  Notice, the Company  shall as soon as practicable, but in no event  later  than one (1) Business Day after receipt of such Conversion Notice, send, via email, facsimile or overnight courier, a confirmation of receipt of   such   Conversion   Notice   to   such   Holder  indicating that   the   Company   will   process   such Conversion Notice  in accordance with the  terms  herein. Within two (2) Business Days after the date of the Conversion Confirmation. the Company  shall have issued and electronically  transferred the shares  to  the  Broker indicated  in  the  Conversion  Notice; should  the  Company  be  unable  to transfer  the  shares  electronically, it shall,  within two (2)  Business  Days  after  the  date  of  the Conversion Confirmation, have surrendered  to  FedEx  for  delivery  the next  day  to the  address  as specified in  the  Conversion  Notice, a  certificate, registered in  the  name  of  the  Holder, for the number of shares of Common Stock to which the Holder shall be entitled.

iii.
Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

iv.
Timely Response by Company. Upon receipt by Company of a Conversion Notice. Company shall respond in a timely manner to Holder by provision within two business days of the Shares requested in the Conversion Notice

v.
Penalty for Delinquent Response. If Company  fails  to deliver  for  whatever  reason (including any neglect or  failure by, e.g., the Company, its counsel or  the  transfer  agent) to  Holder  the Shares as requested  in a Conversion Notice and within three business days of the receipt thereof. there shall accrue  a  penalty  of  Additional Shares  due  to  Holder  equal  to  25%  of  the  number  stated in the  Conversion  Notice  beginning  on  the  Fourth  business  day  after  the  date  of  the  Notice The Additional Shares  shall  be issued and the amount  of  the  Note retired will not be reduced  beyond that stated in the Conversion Notice.  Each additional 5 business days beyond the Fourth business day after the date of this Notice shall accrue an additional 25% penalty for delinquency, without any  corresponding  reduction  in the amount  due  under  the  Note, for  so  long as  Company  fails  to provide the Shares so demanded.

vi.
Conversion Right Unconditional. If the Holder shall provide a Notice of Conversion as provided herein, the Company's obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counter claim, recoupment, or alleged breach by the Holder of any obligation to the Company.

vii.
Transfer Agent Fees and Legal Fees. The issuance of the certificates shall be without charge or expense to the Holder. The Company shall pay any and all Transfer Agent fees, legal fees, and advisory fees required for execution of this Convertible Note and processing of any Notice of Conversion, including but not limited to the cost of obtaining a legal opinion with regard to the conversion, The Holder will deduct legal fees in the amount of $2.000 from the principal payment of the Convertible Note. The Holder will deduct advisory fees due Anubis Capital Partners in the amounts of $4.500 from the principal payment of the Convertible Note.

3.
Other Rights of Holders:  Reorganization, Reclassification, Consolidation,  Merger or Sale.  Any   recapitalization, reorganization, reclassification, consolidation, merger,  sale  of  all  or  substantially  all  of  the  Company's  assets  to another  Person or  other  transaction which is  effected  in such  a way  that  holders  of  Common  Stock are entitled to receive (either directly or  upon subsequent  liquidation) stock, securities or assets with  respect to or in exchange  for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) Organic Change or (ii) other Organic Change following which the Company is not a surviving entity, the  Company  will  secure  from  the Person purchasing such  assets or  the  successor  resulting  from such Organic  Change (in each case, the  "Acquiring Entity”)  a  written  agreement (in  form  and  substance  reasonably  satisfactory  to  the  holder)  to  deliver  to  Holder in exchange  for this Note, a security of  the Acquiring Entity  evidenced  by a written instrument substantially similar in form and substance  to this Note, and reasonably  satisfactory  to the Holder. Prior to the consummation of any other Organic  Change, the  Company  shall  make appropriate provision (in form and  substance  reasonably  satisfactory  to the  Holders  of  a  majority  of the  Conversion  Amount  of  the  Notes  then  outstanding)  to  ensure  that  each  of  the Holders will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of  Common  Stock  immediately theretofore  acquirable and  receivable  upon  the  conversion of  such  Holder's  Note. such  shares  of  stock, securities  or  assets  that  would  have  been issued  or  payable  in  such  Organic  Change  with respect  to  or in  exchange  for  the  number  of  shares  of  Common  Stock  which  would have  been  acquirable  and receivable  upon  the  conversion of  such  Holder's  Note as  of  the  date of  such  Organic  Change  (without  taking into account any limitations or restrictions on the convertibility of the Note). All provisions of this Note must be included to the satisfaction of Holder in any new Note created pursuant to this section.

4.	Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders the following.

a.
Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

b.
Authorization.  All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement. The Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this agreement, Valid and enforceable obligations. The shares of capital stock issuable upon conversion of the Notes have been authorized or will be authorized prior to the issuance of such shares.

c.
Fiduciary Obligations. The  Company  hereby  represents  that it tends to  use  the  proceeds  of  the  Notes primarily  for  the operations  of  its  business  and not  for  any personal, family,  or  household  purpose.  The Company hereby represents that its board of directors. In the exercise of its  fiduciary duty, has approved the  execution  of this  Agreement  based  upon  a  reasonable belief that   the  loan  provided  for  herein  is appropriate  for   the  Company after  reasonable inquiry concerning  its  financial objectives  and  financial situation.

5.
Covenants of the Company. So long as the Company shall have any obligations under this Note, the Company shall not without the Holder's written consent pay, declare or set apart for such payment any dividend or other distribution (whether in cash, property, or other securities) on share of capital stock solely in the form of additional shares of Common Stock.

a.
So long as the Company shall have any obligations under this Note, the Company shall not without the Holder's written consent redeem, repurchase, or otherwise acquire (whether for cash or in exchange for property or other securities) in any one transaction or series of transactions any shares of capital stock of the Company or any warrants, rights, or options to acquire any such shares.

b.
So  long  as  the  Company  shall have any  obligations  under  this  Note. the  Company  shall  not  without  the Holder's written consent  incur any liability  for  borrowed money. except  (a)  borrowings  in existence as  of this  date  and  of  which  the  Company  has informed  the  Holder in writing  before  the  date  hereof  or  (b) indebtedness to trade creditors or  financial institutions incurred in the ordinary course of business.

c.
So  long  as  the  Company  shall  have any  obligations  under  this  Note, the  Company  shall  not  without  the Holder's written  consent sell, lease, or  otherwise  dispose  of  a  significant  portion  of  its  assets  outside  the ordinary  course  of  business.   Any  consent  to  the  disposition  of  any  assets  may  be  conditioned  upon  a specified use of the proceeds thereof.

6.
Issuance of Common Stock Equivalents.  If the Company, at any   time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly. Common Stock ("Convertible Securities"), other than the Note. or any  rights or  warrants or  options  to  purchase any  such  Common  Stock  or Convertible Securities. shall be issued or  sold (collectively. the "Common  Stock  Equivalents") and the aggregate of  the  price per share  for which Additional Shares of  Common  Stock may be issuable thereafter pursuant to such  Common Stock Equivalent. plus  the consideration received  by  the  Company  for  issuance  of  such  Common  Stock  Equivalent  divided  by  the number  of  shares  of  Common  Stock  issuable  pursuant  to  such  Common  Stock  Equivalent  (the  "Aggregate  Per Common  Share Price") shall be less  than the applicable Conversion Price then in effect, or if, after any such issuance of  Common  Stock  Equivalents.  The price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and  such  price as  so  amended  shall make  the  Aggregate  Per  Share  Common Price be less than the applicable Conversion Price in effect at  the time of  such amendment or adjustment. then  the applicable  Conversion  Price  upon  each  such  issuance  or  amendment  shall  be  adjusted  on  the  basis that  (1)  the maximum number of  Additional Shares of  Common Stock  issuable pursuant  to all such  Common Stock  Equivalents shall be deemed to have been issued (whether or not such Common Stock  Equivalents are actually  then exercisable. convertible  or  exchangeable in whole or in part) as of  the earlier of (A) the date on which the Company shall enter into a firm contract  for  the  issuance of  such Common  Stock  Equivalent, or (B) the date of  actual  issuance of  such Common  Stock  Equivalent.  No adjustment of  the  applicable  Conversion Price shall be made  under  this  subsection (vii) upon the issuance of any Convertible Security which is  issued pursuant  to  the exercise of any warrants or  other subscription or  purchase  rights  therefor. if  any adjustment shall  previously have been made to  the exercise price of such warrants then  in effect  upon the issuance  of  such  warrants or  other  rights  pursuant  to  this subsect ion (vii). No adjustment  shall be  made  to  the  Conversion  Price upon the issuance  of  Common  Stock  pursuant  to the exercise. conversion  or  exchange  of  any  Convertible  Security or  Common  Stock  Equivalent  where  an  adjustment  to  the Conversion  Price was  made as  a  result of  the  issuance  or  purchase  of  any  Convertible Security  or  Common  Stock Equivalent.

7. Reservation of Shares. The Company shall at all times, so long as any principal amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Common Stock as shall at all times be sufficient to effect the conversion of all of the principal amount of the Note then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes shall be calculated as twice the number of shares necessary to convert the entire value of the Note on the day it was executed, and each increase in the number of shares so reserved shall be allocated pro rata among the Holders of the Note based on the principal and interest amount of the Notes held by each Holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's Note, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Note shall be allocated to the remaining Holders, pro rata based on the principal amount of the Note then held by such Holders.

8.	Voting Rights. Holders of this Note shall have no voting rights, except as required by law.

9.
Reissuance of Note.  In  the  event  of  a  conversion  or  redemption  pursuant  to  this  Note  of  less  than all  of  the Conversion  Amount  represented  by  this Note, the Company  shall promptly  cause  to  be  issued and delivered  to  the Holder. upon  tender  by  the  Holder  of  the  Note converted  or  redeemed, a new  note of  like  tenor  representing the remaining principal amount of this Note which has not been so converted or redeemed and which is in substantially the same form as this Note.as set forth above.

10.	Default and Remedies.

a.
Event of Default. An  " Event  of  Default " is:  ( i)  default  for   ten  (10)  days in  payment  of  interest  or Default  Interest  on  this  Note: (ii)  default  in payment  of  the  principal amount  of  this  Note when  due:  (iii) failure by the Company for  thirty (30) days after Notice to it to comply with any other  material provision of this Note: (iv) breach of any covenants, warranties, or representations by the Company herein: (v) cessation of  operations  by  the  Company  or  a  material  subsidiary : (vi)  if  the  Company  pursuant  to  or  within  the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an  involuntary case; (C) consents  to  the  appointment of  a  Custodian of  it  or  for  all  or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that  it is generally unable to pay  its debts as the same become due: or  (vi) a court of  competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company in an involuntary case: (2) appoints a Custodian of  the Company or for all or substantially all of its property; or (3) orders the liquidation of  the Company  or any subsidiary, and the order or  decree remains unstayed and in effect for  thirty (30) days. The Term "Bankruptcy Law" means title 11, U.S. Code, or any similar Federal or State Law for the relief of debtors, the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

b.
Remedies.  If an Event of Default occurs and is continuing, the holder of this Note may declare all of this Note, including   any   interest   and   Default   Interest   and   other   amounts   due, to be due   and   payable immediately.

11.  Vote to Change the Terms of this Note. This Note and any provision hereof may only be amended by an instrument in writing signed by the Company and holders of a majority of the aggregate Conversion Amount of the Notes then outstanding.

12.  Lost or Stolen Note.  Upon  receipt  by  the  Company  of  evidence  satisfactory  to  the  Company  of  the  loss, theft, destruction or  mutilation of this  Note, and, in the case of  loss, theft  or destruction, of an indemnification undertaking by the Holder  to  the Company  in a  form  reasonably  acceptable  to  the  Company  and, in the case of  mutilation, upon surrender and cancellation of the Notes, the Company shall execute and deliver a new  Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

13.
Payment of Collection, Enforcement and Other Costs.  If: (i) this  Note is placed in the  hands  of  an  attorney  for collection or  enforcement  or is collected or enforced  through any  legal proceeding; or (ii) an attorney  is retained to represent  the  Holder  of  this  Note in any  bankruptcy, reorganization, receivership  or  other  proceedings  affecting creditors’ rights  and  involving  a  claim  under  this  Note.  then  the  Company  shall  pay  to  the  Holder all  reasonable attorneys'  fees, costs and expenses  incurred in connection therewith, in addition to all other amounts due hereunder.

14.
Cancellation. After all principal and accrued interest at any time owed on thin Note has been paid in full, this note shall automatically be deemed canceled. shall be surrendered  to the Company for cancellation and shall not be reissued

15.
Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and Notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

16.
Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws  of  the State of Texas, without  giving  effect  to  provisions  thereof  regarding conflict  of  laws. Each  party  hereby irrevocably submits  to  the non-exclusive jurisdiction of  the state and federal courts sitting in Texas  for  the adjudication of any dispute hereunder or  in connect ion  herewith  or  with  any  transaction contemplated  hereby  or  discussed  herein, and  hereby  irrevocably waives, and agrees  not  to  assert in any  suit, action  or  proceeding, any  claim  that it is  not  personally  subject  to  the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that  the venue of  such suit, action or  proceeding is improper. Each party  hereby irrevocably waives  personal  service of  process and consents  to  process  being served  in any  such  suit. action  or  proceeding  by sending  by certified  mail or  overnight courier a copy  thereof  to such party at the address  for such  Notices  to it under  this Agreement  and agrees that  such service shall constitute good and  sufficient  service of  process and Notice thereof.  Nothing contained herein shall be deemed  to limit in any way  any  right  to  serve  process  in any  manner  permitted  by  law.  EACH  PARTY  HEREBY IRREVOCABLY  W AVES  ANY  RIGHT  IT  MA Y  HAVE,  AND  AGREES  NOT  TO  REQUEST, A  JURY  TRIAL FOR THE ADJUDICATION  OF ANY  DISPUTE HEREUNDER  OR  IN CONNECTION HEREWITH OR  ARISING  OUT OF THIS AGREEMENT  OR ANY TRANSACTION  CONTEMPLATED  HEREBY.

17.  Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and  in addition  to  all  other  remedies  available  under  this  Note, at  law  or in  equity (including a decree  of  specific  performance  and/or  other  injunctive  relief),  and  no remedy  contained  herein shall be deemed  a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right  to pursue  actual  damages  for  any failure  by  the  Company  to  comply  with  the  terms  of  this  Note.  The  Company covenants  to each Holder of  Notes that  there shall be no characterization  concerning  this  instrument other  than as expressly  provided  herein. Amounts set forth or provided for herein with respect to payments, conversion and  the like (and the computation thereof) shall be the amounts  to be received by the Holder  thereof and shall not, except as expressly  provided herein, be subject to any other obligation of the Company (or the performance thereof).

18.Specific Shall Not Limit General; Construction.  No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

19.  Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder  shall operate as a waiver  thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

20.
Partial Payment. In the event of partial payment by the Holder, the principal sum due to the Holder shall be prorated based on the consideration actually paid by lender such that the company is only required to repay the amount funded and the company is not required to repay any unfunded portion of this note.

21.
Entire Agreement.  This Agreement constitutes  the full and entire understanding and agreement  between the parties with  regard to  the  subjects  herein  None of  the  terms of  this Agreement  can be waived or  modified, except  by an express agreement signed by the Parties.

22.
Representations and Warranties. The Company expressly acknowledges that the Holder, including but not limited to its officer, directors, employees, agents, and affiliates, have not made any representation or warranty to it outside the terms of this Agreement. The Company further acknowledges that there have been no representations or warranties about future financing or subsequent transactions between the parties.

23.
Notices. All Notices and other communications given or made to the Company pursuant hereto shall be in writing (including facsimile or similar electronic transmissions) and shall be deemed effectively given: (i) upon personal delivery, (ii) when sent by electronic mail or facsimile, as deemed received by the close of business on the date sent. (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. All communications shall be sent either by email, or fax, or to the address specified on the signature page. The physical address, email address, and phone number provided on the signature page shall be considered valid pursuant to the above stipulations: should the Company's contact information change from that listed on the signature page, it is incumbent on the Company to inform the Holder.

24.
Severability. If one  or  more provisions  of  this  Agreement  are  held to  be  unenforceable  under applicable law, such provision shall be excluded  from this Agreement  and  the rest of  the Agreement  shall be enforceable in accordance with its terms.

25.
Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

26.	Successors and Assigns. This Agreement shall be binding upon successors and assigns.

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its CEO, on and as of the Issuance Date.

COMPANY: Las Vegas Railway Express, Inc.

SIGNATURE: /S/ Michael Barron
BY: Michael Barron

TITLE: CEO

   ADDRESS: 6650 Via Austi Pkwy # 140
      Laa Vegas, NV 89119

   E-MAIL: mbarron@vegasxtrain.com

SIGNATURE:
/s/ Sameer Hirji

Sameer Hirji, President JSJ Investments Inc.
2665 Villa Creek Drive. Suite 214

Dallas TX 75234 888-503·2599

Exhibit 1

Conversion Notice

Reference is made to the Convertible Note issued by Las Vegas Railway Express, Inc. (the "Note"), dated September  23, 2014 in  the  principal amount  of  $ 44.679.43  with  15%  interest. This note  currently  holds  a  principal balance  of  $44.679.43  and accrued  interest in the amount  of  $. The  features  of  conversion  stipulate a Conversion Price the lower of (i) a 45% discount  to  the  average  of  the  three  lowest  daily  trading  prices  for  the  previous  twenty  (20)  trading  days  to  the  date  of Conversion: or (ii) a 45% discount  to the average of the three lowest daily trading prices for the previous  twenty
(20) trading days before the date that  this note was executed, pursuant to the provisions of Section 2(a)(2)  in the Note.

In accordance with and pursuant to the Note, the undersigned hereby elects to convert $of the PRINCIPAL/IN TEREST balance of the Note, Indicated below into shares of Common Stock (the "Common Stock"), of the Company, by tendering the Note specified as of the date specified below.

Date of Conversion:   ___

Please confirm the following information: Conversion Amount   $ ____________________

Conversion Price: $ _____________________________ (     % discount from $__________)

Number of Common Stock to be issued: ______________________________________________________

Current issued/Outstanding: _________________________________________________________________________________________________________

PLEASE ISSUE THE COMMON STOCK INTO WHICH THE NOTE IS BEING CONVERTED IN THE NAME OF THE HOLDER OF THE NOTE AND TRANSFER THE SHARES ELECTRONICALLY TO:

[BROKER INFORMATION]

HOLDER AUTHORIZATION: JSJ INVESTMENTS INC.

2665 VILLA CREEK DRIVE, SUITE 214

DALLAS, TX 75234

888-503-2599

Tax ID 20-2122354

  Sameer Hirji. President

Date:

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PLEAS BE ADVISED, pursuant to Section 2(e)(2)  of  the  Note. "Upon receipt by the Company of a copy of the Conversion Notice, The Company  shall  as  soon  as  practicable, but in no  event  later  than  one  (1)  Business  Day  after  receipt  of  such Conversion  Notice, SEND,  VIA  EMAIL,  FACSIMILE  OR  OVERNIGHT  COURIER, A
CONFIRMATION  OF  RECEIPT  OF  SUCH CONVERSION  NOTICE TO SUCH HOLDER INDICATING  THAT THE COMPANY  WILL  PROCESS SUCH CONVERSION  NOTICE In accordance with the terms herein. Within  two  (2)  Business  Days  after  the  date  of  the  Conversion  Confirmation.  the Company  shall have issued and electronically transferred the shares  to  the Broker indicated in the Conversion Notice; should the  Company  be unable  to  transfer  the  shares  electronically, they shall. within two  (2)  Business  Days  after  the  date  of  the Conversion Confirmation, have surrendered to  FedEx  for delivery  the next day  to the address  as  specified  in the
Conversion Notice, a  certificate, registered  in the  name of  the  Holder, for  the  number  of  shares  of  Common  Stock  to which  the  Holder shall be entitled."

  /s/ Michael Barron

Michael Barron

CEO
Las Vegas Railway Express. Inc.